UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________

FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022
__________________

Magnolia Oil & Gas Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	001-38083 (Commission File Number)	81-5365682 (I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300

Houston, TX 77046

(713) 842-9050
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

__________________
Not Applicable

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 21, 2022, Magnolia Oil & Gas Company (the “Company”) announced that Stephen Chazen, who had served as the Company’s Chairman, President and Chief Executive Officer since 2018, was no longer able to serve in his positions due to serious health reasons, and appointed Christopher Stavros as President and Chief Executive Officer and as a director. On such date, Dan Smith, who previously served as the Company’s Lead Independent Director, was appointed to serve as Chairman of the Board of Directors (the “Board”). On September 23, 2022, the Company announced that Mr. Chazen passed away and the resulting Board vacancy was removed.

Mr. Stavros has been employed by the Company since 2018, most recently as Executive Vice President and Chief Financial Officer. Mr. Stavros will continue to serve as the Chief Financial Officer of the Company until a permanent successor is appointed. Prior to joining the Company, Mr. Stavros served as Senior Vice President and Chief Financial Officer of Occidental Petroleum Corporation. Mr. Stavros holds a BSBA degree from Boston University and an MBA from the University of Rochester. Additional information regarding Mr. Stavros’ business experience is included in the Company’s SEC filings and on its website.

There are no transactions between the Company and Mr. Stavros that would require disclosure under Item 404(a) of Regulation S-K. There are no understandings or arrangements between Mr. Stavros and any other person pursuant to which he was selected to serve as a director of the Board. Mr. Stavros will not receive any compensation for his service as a director.

Item 7.01 Regulation FD Disclosure

On September 21, 2022, the Company issued a press release announcing the changes at the officer and director levels. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 23, 2022, the Company issued a press release announcing Mr. Chazen’s passing. A copy of the press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated September 21, 2022
99.2	Press release dated September 23, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timothy
Magnolia Oil & Gas Corporation

	By:	/s/ Timothy D. Yang
Name: Timothy D. Yang Title: Executive Vice President, General Counsel, Corporate Secretary & Land

Dated: September 23, 2022